EXHIBIT 10.36(a)

FIFTH AMENDMENT TO

RESEARCH AND LICENCE AGREEMENT

(this “Amendment”)

Effective Date: June 30th, 2019

By and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of

P O Box 95, Rehovot 76100, Israel

(hereinafter, “Yeda”)

and

CELL SOURCE LIMITED

a company duly registered under the laws of Israel of

5 Kineret Street, Bnei Brak 5126237

(hereinafter, “Cell Source”)

WHEREAS	Yeda and Cell Source are parties (the “Parties”) to a research and licence agreement dated October 3, 2011, as amended by a first amendment thereto dated April 8, 2014, a second amendment thereto dated November 28, 2016, a third amendment thereto dated March 29, 2018, and a fourth amendment thereto dated March 30, 2018 (together, “the R&L Agreement”); and

WHEREAS	the Parties wish to further extend the Research from July 1, 2019 to March 31, 2020, all as set out in, and under the conditions of, this Amendment;

NOW THEREFORE IT IS AGREED BY THE PARTIES HERETO AS FOLLOWS:

1.	Terms and phrases used in this Amendment which are defined in the R&L Agreement shall have in this Amendment the same meaning as that attributed to them in the R&L Agreement, unless otherwise expressly defined in this Amendment.

2.	This Amendment and the R&L Agreement shall be read as one and shall represent the complete current understanding between the Parties with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the R&L Agreement shall remain unaltered and in full force and effect.

3.	The above preamble and sections form an integral part of this Amendment.

4.	Subject to the provisions of clause 5 below, Yeda undertakes to procure the performance of the research as described in the research plan attached hereto as Annex A at the Institute under the supervision of Prof. Ruth Arnon, during the period commencing on July 1, 2019 and until March 31, 2020 (the “Further Research”).

The Company undertakes to pay to Yeda the amount of US$ 100,000 (one hundred thousand US dollars) attached hereto as Annex B (the “Further Research Budget”) in three instalments to be paid on the first day of each consecutive three month period of the Further Research, according to the following payment schedule:

(a) The instalments payable with respect to the Further Research conducted during July-September 2019 and October-December 2019 shall each be paid in the amount of US $33,333 (thirty-three thousand three hundred and thirty-three United States dollars);

(b) The instalment payable with respect to the Further Research conducted during January – March 2020 shall be paid in the amount of US $33,334 (thirty-three thousand three hundred and thirty-four United States dollars).

5.	All right and title to the results of the Further Research shall vest in Yeda, and such results shall be deemed Licensed Information pursuant to the R&L Agreement.

6.	Notwithstanding the provisions of clauses 4.1 and 4.2 of the R&L Agreement, Yeda shall procure submission by Prof. Ruth Arnon of a final written report summarizing the results of the Further Research within 60 days of the conclusion of the Further Research, no interim reports being required, and Yeda shall submit to the Company a final financial report within 60 days of the conclusion of the Further Research, no interim financial reports being required.

7.	Unless as otherwise expressly provided herein, the terms of the R&L Agreement with respect to the Research and Research Budget shall apply, mutatis mutandis, to the Further Research and results thereof and Further Research Budget, respectively, including without limitation the terms of clauses 2.2 and 2.3 of the R&L Agreement.

8.	This Amendment constitutes the entire agreement between the Parties hereto in respect of the subject matter hereof, and supersedes all prior agreements or understandings between the Parties relating to the subject matter hereof and may be amended only by a written document signed by both Parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF the parties hereto have set their signatures as of the Effective Date.

for YEDA RESEARCH AND DEVELOPMENT COMPANY LTD.		for CELL SOURCE LIMITED

Signature:	/s/ Gil Granot-Mayer /s/ Mudi Sheves	Signature:	/s/ Itamar Shimrat
Name	Gil Granot-Mayer and Mudi Sheves	Name:	Itamar Shimrat
Title	CEO Chairman	Title:	Chief Executive Officer

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Annex A

Research Plan for the Further Research

Work plan for Cell Source: 1 July 2019 – 31 March 2020*

1.	Human studies :

A.	Human VETO-project: Continue collaboration with Zelig Eshhar, attempting to optimize transfection of our anti-viral veto cells.

A.1 Define optimal procedure for attaining VETO-CAR cells that retain their veto activity in-vitro after transfection and exhibit specific killing of a tumor cell line expressing the CAR antigen target.

Mouse studies:

B.	Complete defining the potential role of Tcm plus BM in the treatment of autoimmune NOD diabetic mice.

C.	Investigate the feasibility of generating anti-leukemia veto cells following immunization of the donor with leukemia specific antigens.

* The proposed plan might be changed according to progress and therefore while some aims will be intensively investigated others might not be performed.

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Annex B

Further Research Budget

Date	1/7/2019
Company	Cell Source
Principal Investigator	Yair Reisner\Ruth Arnon
Research period	01/07/2019-31.03.2020
Personnel
Name	Position	Total annual salary	% of Employment	Employment term (months)	Project Cost
		$			$
Ruth Arnon	PI				-
Reisner Yair	Co-PI				-
					-
Assaf Lask	Consultant	39,724	100%	9	29,793
					-
					-
					-
					-
					-
					-
					-
Sub Total					29,793
Consumables, chemicals, small equipment					10,000
Animals					21,671
Computers
Travel					11,000
Fix equipment (please specify)

ןותיז גגח זריל י”ע רשואמ

Others (please specify)

Net Budget					72,464
WIS Overhead (27.5% of Total, 38% of Net)					27,536
Total Budget (Including Overhead)					100,000

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